UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                 event report):
                              _____May 7, 2003_____

                             PETROCORP INCORPORATED

             (Exact name of registrant as specified in its charter)



Texas                                0-22650                  76-0380430
--------                            ---------                 ----------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)              Identification No.)


                     6733 South Yale, Tulsa, Oklahoma 74136
               (Address of principal executive offices) (zip code)

                         Registrant's telephone number,
                              including area code:
                                  918-491-4500

               _____________________N/A___________________________
          (Former name or former address, if changes since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

On May 7, 2003 PetroCorp Incorporated ("PetroCorp") issued a press release announcing its financial results for the first quarter ended March 31, 2003 (the "Press Release"). The Press Release is attached as Exhibit 99(a) to this report and is incorporated into this Item 5 by reference. On May 7, 2003 in connection with PetroCorp's issuance of the Press Release, PetroCorp released its first quarter 2003 Financial Information ("Financial Information"), which includes certain historical financial information relating to PetroCorp. The Financial information is attached as Exhibit 99(b) to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements and Exhibits.



(c)      Exhibits

          99(a)   The Press Release

          99(b)   Financial Information for the quarter ended March 31, 2003



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             PETROCORP INCORPORATED





By: /s/ Steven R. Berlin
    -------------------
Steven R. Berlin,
Chief Financial Officer





Date: May 7, 2003

                                  EXHIBIT INDEX



Exhibit No.   Description
-----------   ------------------
99(a)         The Press Release
99(b)         Financial Information for the quarter ended March 31, 2003